Parametric Market Neutral Fund
Supplement to
Prospectus dated March 1, 2014 and
Summary Prospectus dated March 1, 2014

On July 11, 2014, Parametric Market Neutral Fund will discontinue all sales of its shares, except shares purchased by: (1) existing shareholders (including shares acquired through the reinvestment of dividends and distributions); (2) employer sponsored retirement plans; or (3) fee-based programs (a) sponsored by financial intermediaries for which investment decisions are made on a centralized basis at the discretion of the firm (e.g., model portfolios managed by a firm or its investment committee); and (b) that have selected the Fund prior to the close of business on July 11, 2014.

July 7, 2014	15347 7.7.14